Cash and cash equivalents	6 Months Ended
Jun. 30, 2026
Cash and cash equivalents
Cash and cash equivalents
6.	Cash and cash equivalents

	June 30,	December 31,
	2026	2025
	(Unaudited)
Short–term investments	5,516	6,425
Cash and banks	3,229	4,269
	8,745	10,694

As of June 30, 2026, the balance of cash and cash equivalents includes $1,006 ($2,026 as of December 31, 2025) of cash with specific purpose in Interconexión Eléctrica S.A. E.S.P. These cash amounts will be used in the next 12 months to: i) the payment of principal and interest on loans, ii) meet short-term business needs, and iii) exclusively for specific activities related to the operation of the concessions.

The fair value of cash and cash equivalents approximates its book value due to its short-term nature (less than three months) and its high liquidity. Cash equivalents are convertible to a known amount of cash and are subject to a non-significant risk of changes in value.